SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2004

GENAERA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-19651	13-3445668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5110 Campus Drive Plymouth Meeting, PA	19462
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (610) 941-4020

Item 5. Other Events.

On March 25, 2004, Genaera Corporation (the “Company”) issued a press release announcing its financial results for the year and quarter ended December 31, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit Number	Description

99.1	Press release of the Company dated March 25, 2004—“Genaera Corporation Announces 2003 Financial Results”.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENAERA CORPORATION (Registrant)

By:	/s/ John A. Skolas

John A. Skolas Senior Vice President, Chief Financial Officer, General Counsel and Secretary

Dated: March 26, 2004

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Company dated March 25, 2004 – “Genaera Corporation Announces 2003 Financial Results”.